EXHIBIT 99.1

                                                                  EXECUTION COPY

   LEHMAN COMMERCIAL PAPER INC.                       LEHMAN BROTHERS INC.
      745 SEVENTH AVENUE                              745 SEVENTH AVENUE
    NEW YORK, NEW YORK 10019                        NEW YORK, NEW YORK 10019



                                 January 4, 2006


                                COMMITMENT LETTER

PERSONAL AND CONFIDENTIAL

Gentiva Health Services, Inc.
3 Huntington Quadrangle, Suite 200S
Melville, New York 11747

Ladies and Gentlemen:

     This commitment letter agreement (together with all exhibits and schedules hereto, the "COMMITMENT LETTER") will confirm the understanding and agreement among Lehman Commercial Paper Inc. ("LCPI"), Lehman Brothers Inc. ("LEHMAN BROTHERS" OR THE "ARRANGER") and Gentiva Health Services, Inc., a Delaware corporation (together with each of its subsidiaries, the "COMPANY"), in connection with the proposed financing for the acquisition of all of the issued and outstanding common stock of The Healthfield Group, Inc., a Delaware corporation (together with each of its subsidiaries, the "ACQUIRED BUSINESS"). We understand that the Company proposes to sign an agreement (the "ACQUISITION AGREEMENT") to acquire all of the issued and outstanding common stock of the Acquired Business (the "ACQUISITION"). The date on which the Acquisition is consummated is referred to as the "CLOSING DATE."

     You have advised us that the total funds needed to finance the Acquisition (including the Company's fees and expenses (which will not exceed $22.0 million) and the refinancing of the existing debt of the Acquired Business) will be approximately $482.8 million and that such funds will be provided from the following sources:

     o $370.0 million of borrowings by the Company under a Senior Term Loan Facility (collectively with a $75.0 million Revolving Credit Facility which is expected to be undrawn on the Closing Date (other than with respect to letters of credit issued thereunder), but not including any future incremental credit facility, the "CREDIT FACILITIES") among the Company, LCPI and the financial institutions party thereto;

     o approximately $57.3 million of existing cash balances from the Acquired Business and the Company; and

     o    approximately $55.5 million in common equity of the Company.

Following the Acquisition, neither the Company nor any of its subsidiaries will have any debt or preferred equity outstanding other than obligations under capital leases with aggregate balances below $3.0 million except as described in this paragraph. As used below, the defined term "Company" will mean both the Company prior to the Acquisition and the Company, together with the Acquired Business, after giving effect to the Acquisition.

     1. The Senior Loan Commitment.

           (a) You have requested that LCPI (collectively with each other entity that becomes a lender under the Credit Facilities, the "SENIOR LENDERS") commit to provide the entire amount of the Credit Facilities upon the terms and subject to the conditions set forth or referred to in this Commitment Letter and in the Summary of Terms of Credit Facilities attached hereto as Exhibit A (the "CREDIT FACILITIES TERM SHEET").

           (b) Based on the foregoing, LCPI is pleased to confirm by this Commitment Letter its commitment to you (the "SENIOR LOAN COMMITMENT"), to provide or cause one or more of its affiliates to provide the entire amount of the Credit Facilities.

           (c) It is agreed that the Arranger will act as the sole book-runner and sole arranger for the Credit Facilities and that LCPI will act as the sole and exclusive Administrative Agent (acting in such role, the "ADMINISTRATIVE AGENT") for the Credit Facilities. Each of the Arranger, the Administrative Agent and LCPI will have the rights and authority customarily given to financial institutions in such roles, but will have no duties other than those expressly set forth herein. You agree that no other agents, co-agents, arrangers or book-runners will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Credit Facilities Term Sheet or the Fee Letter referred to below) will be paid in connection with the Credit Facilities unless you and we so agree.

           (d) The commitments and agreements of LCPI and the Arranger described herein are subject to (i) there not having occurred or become known to Lehman Brothers any event, development or circumstance since January 2, 2005 (the date of the most recent audited financial statements delivered to the Arranger as of the date hereof) that Lehman Brothers determines has caused or could reasonably be expected to cause a material adverse condition or material adverse change in or affecting (A) the Company or the Acquired Business's ability to perform their respective obligations under the Acquisition Agreement or consummate the Acquisition, (B) the business, properties, assets, liabilities (contingent or otherwise), results of operations or financial condition of the Company and its subsidiaries, taken as a whole, or the Acquired Business, taken as a whole, other than, in each case, any effect, change, event, occurrence or state of facts (x) relating to the economy in general or (y) relating to the industry in which the Company or the Acquired Business, as applicable, operates in general, not specifically relating to (or disproportionately affecting) the Company or the Acquired Business or (C) the validity or enforceability of any of the Credit Documentation (as defined in the Credit Facilities Term Sheet) or the rights and remedies of the Administrative Agent and the Senior Lenders thereunder, (ii) the Arranger not having become aware after the date hereof of any information or other matter affecting the Company, the Acquired Business or the transactions contemplated hereby that is inconsistent in a material and adverse manner with any information or other matter disclosed to the Arranger prior to the date hereof, (iii) the Arranger having been afforded a period of at least 30 consecutive days following the delivery of indicative ratings and the launch of the general syndication of the Credit Facilities and immediately prior to the Closing Date to syndicate the Credit Facilities, and (iv) the other conditions set forth below or referred to in the Funding Conditions attached hereto as Exhibit B.

     2. Fees and Expenses. In consideration of the execution and delivery of this Commitment Letter by LCPI as a Senior Lender, you agree, jointly and severally, to pay the fees and expenses set forth in Annex A-I to the Credit Facilities Term Sheet and in the Fee Letter dated the date hereof (the "FEE LETTER") as and when payable in accordance with the terms thereof.


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
     3. Indemnification.

           (a) The Company hereby agrees to indemnify and hold harmless each of LCPI, Lehman Brothers, the other Senior Lenders and each of their respective affiliates and all their respective officers, directors, partners, trustees, employees, shareholders, advisors, agents, attorneys and controlling persons and each of their respective heirs, successors and assigns (each, an "INDEMNIFIED PERSON") from and against any and all losses, claims, damages and liabilities to which any Indemnified Person may become subject arising out of or in connection with this Commitment Letter, the Credit Facilities, the use of the proceeds therefrom, the Acquisition, any of the other transactions contemplated by this Commitment Letter, any other transaction related thereto or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, and to reimburse each Indemnified Person promptly upon demand for all legal and other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including, without limitation, in connection with the enforcement of the indemnification obligations set forth herein); provided, however, that no Indemnified Person will be entitled to indemnity hereunder in respect of any loss, claim, damage, liability or expense to the extent that it is found by a final, non-appealable judgment of a court of competent jurisdiction that such loss, claim, damage, liability or expense resulted directly from the gross negligence or willful misconduct of such Indemnified Person. In no event will any Indemnified Person be liable on any theory of liability for indirect, special or consequential damages, lost profits or punitive damages as a result of any failure to fund any of the Credit Facilities contemplated hereby or otherwise in connection with the Credit Facilities. No Indemnified Person will be liable for any damages arising from the use by unauthorized persons of information, projections or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by unauthorized persons.

           (b) The Company further agrees that, without the prior written consent of each of LCPI and Lehman Brothers, which consent will not be unreasonably withheld, it will not enter into any settlement of a lawsuit, claim or other proceeding arising out of this Commitment Letter or the transactions contemplated by this Commitment Letter unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of all Indemnified Persons.

     4. Expiration of Senior Loan Commitment. The Senior Loan Commitment will expire at 5:00 p.m., New York City time, on January 20, 2006 unless on or prior to such time you have executed and returned to Lehman Brothers a copy of this Commitment Letter and the Fee Letter. If you do so execute and deliver to Lehman Brothers this Commitment Letter and the Fee Letter, LCPI agrees to hold its Senior Loan Commitment available for you until the earlier of (i) the termination of the Acquisition Agreement, (ii) the consummation of the Acquisition with or without the funding of the Credit Facilities and (iii) 5:00 p.m., New York City time, on April 30, 2006. The Senior Loan Commitment will terminate on the Closing Date, and you agree to rely exclusively on your rights and the commitments set forth in the Credit Documentation in respect of all loans and extensions of credit to be made after the Closing Date.

     5. Confidentiality.

           (a) This Commitment Letter and the terms and conditions contained herein may not be disclosed by the Company to any person or entity (other than the Acquired Business and such of your and their agents and advisors as need to know and agree to be bound by the provisions of this paragraph and as required by law) without the prior written consent of LCPI and the Arranger. The Fee

Letter and the terms and conditions contained therein may not be disclosed by the Company to any person or entity (other than such of your agents and advisors as need to know and agree to be bound by the provisions of this paragraph and as required by law) without the prior written consent of LCPI and the Arranger.

           (b) You acknowledge that Lehman Brothers and its affiliates (the term "LEHMAN BROTHERS," when used in this paragraph, includes all such affiliates, including LCPI) may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. Lehman Brothers will not use confidential information obtained from you by virtue of the transactions contemplated by this Commitment Letter or their other relationships with you in connection with the performance by Lehman Brothers of services for other companies, and Lehman Brothers will not furnish any such information to other companies. You also acknowledge that Lehman Brothers has no obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained from other companies.

     6. Assignment and Syndication.

           (a) The parties hereto agree that Lehman Brothers will have the right to syndicate the Credit Facilities and the Senior Loan Commitment to one or more groups of financial institutions or other investors, identified by us after consultation with you. Lehman Brothers will have the right to manage all aspects of any such syndication, including decisions as to the selection of institutions to be approached and when they will be approached, the acceptance of commitments, the amounts offered, the amounts allocated and the compensation provided. The Senior Loan Commitment is subject to the Company using all commercially reasonable efforts to assist Lehman Brothers in such syndication process, including, without limitation: (i) ensuring that the syndication efforts benefit from the existing lending relationships of the Company and the Acquired Business; (ii) arranging for direct contact between senior management and other representatives and advisors of the Company and the Acquired Business, and the proposed Senior Lenders; (iii) assisting in the preparation of Confidential Information Memoranda and other marketing materials to be used in connection with any syndication, including causing such Confidential Information Memoranda to conform to market standards as reasonably determined by Lehman Brothers and, at the request of Lehman Brothers, the preparation of versions of the Confidential Information Memoranda that do not contain material non-public information concerning the Company or the Acquired Business, their respective affiliates or their securities for purposes of United States federal and state securities laws; and (iv) hosting, with LCPI and Lehman Brothers, one or more meetings of prospective Senior Lenders, and, in connection with any such Senior Lender meeting, consulting with Lehman Brothers with respect to the presentations to be made at such meeting, and making available appropriate officers and representatives to rehearse such presentations prior to such meetings, as reasonably requested by Lehman Brothers. You also agree that, at your expense, you will work with Lehman Brothers to procure a rating for the Credit Facilities by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Ratings Group ("S&P") prior to the commencement of the general syndication of the Credit Facilities.

           (b) To assist Lehman Brothers in its syndication efforts, you agree promptly to prepare and provide to Lehman Brothers such information with respect to the Company, the Acquired Business, the Acquisition and the other transactions contemplated hereby as it may reasonably request, including all financial information and projections as it may reasonably request, including a business plan for fiscal 2005 through fiscal 2012 and a written analysis of the business and prospects of the Company and its subsidiaries for such period, all in form and substance reasonably satisfactory to Lehman Brothers (the "PROJECTIONS"). You hereby represent and covenant that (i) all information other than the Projections (the "INFORMATION") that has been or will be made available to Lehman Brothers by you or any of your representatives is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to


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
state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (ii) the Projections that have been or will be made available to Lehman Brothers by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions. You understand that in arranging and syndicating the Credit Facilities and the Senior Loan Commitment we may use and rely on the Information and Projections without independent verification thereof and that you will promptly notify us of any changes in circumstances that could be expected to call into question the continued reasonableness of any assumption underlying the Projections.

           (c) To ensure an orderly and effective syndication of the Credit Facilities and the Senior Loan Commitment, you agree that, from the date hereof until the earlier of the termination of the syndication as determined by Lehman Brothers and 90 days following the Closing Date, you will not, and will not permit any of your affiliates to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility, or debt or preferred equity security of the Company or any of its subsidiaries (other than the syndication of the Credit Facilities as contemplated hereby), including any renewals or refinancings of any existing debt facility, without the prior written consent of Lehman Brothers.

     7. Survival. The provisions of this Commitment Letter relating to the payment of fees and expenses, indemnification and contribution and confidentiality and the provisions of Sections 6 and 8 hereof will survive the expiration or termination of the Senior Loan Commitment or this Commitment Letter (including any extensions) and the execution and delivery of definitive financing documentation.

     8. Choice of Law; Jurisdiction; Waivers.

           (a) This Commitment Letter will be governed by and construed in accordance with the laws of the State of New York. The Company hereby irrevocably submits to the non-exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York in respect of any suit, action or proceeding arising out of or relating to the provisions of this Commitment Letter or the Fee Letter and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The parties hereto hereby waive any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMMITMENT LETTER OR THE FEE LETTER.

           (b) No Senior Lender will be liable in any respect for any of the obligations or liabilities of any other Senior Lender under this letter or arising from or relating to the transactions contemplated hereby.

     9. Miscellaneous.

           (a) This Commitment Letter may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Delivery of an executed signature page of this Commitment Letter by facsimile transmission will be effective as delivery of a manually executed counterpart hereof. This Commitment Letter may not be amended or waived except by an instrument in writing signed by Lehman Brothers, LCPI and you.


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
           (b) The Company may not assign any of its rights, or be relieved of any of its obligations, without the prior written consent of each of the Senior Lenders (and any purported assignment without such consent will be null and void). In connection with any syndication of all or a portion of the Senior Loan Commitment, the rights and obligations of each Senior Lender hereunder may be assigned, in whole or in part, and upon such assignment and assumption by the assignee of all obligations of such Senior Lender in respect of the portion of the Senior Loan Commitment so assigned on the terms set forth in this Commitment Letter or on the terms set forth in the definitive financing documents, such Senior Lender will be relieved and novated hereunder from its obligations with respect to such portion of the Senior Loan Commitment.

           (c) This Commitment Letter and the attached Exhibits and Schedules set forth the entire understanding of the parties hereto as to the scope of the Senior Loan Commitment and the obligations of the Senior Lenders and Lehman Brothers hereunder. This Commitment Letter supersedes all prior understandings and proposals, whether written or oral, between any of the Senior Lenders and you relating to any financing or the transactions contemplated hereby. This Commitment Letter is in addition to the agreements of the parties contained in the Fee Letter.

           (d) This Commitment Letter has been and is made solely for the benefit of the parties signatory hereto, the Indemnified Persons, and their respective heirs, successors and assigns, and nothing in this Commitment Letter, expressed or implied, is intended to confer or does confer on any other person or entity any rights or remedies under or by reason of this Commitment Letter or the agreements of the parties contained herein.

           (e) You acknowledge that the Senior Lenders and Lehman Brothers may be (or may be affiliated with) full service financial firms and as such from time to time may effect transactions for their own account or the account of customers, and hold long or short positions in debt or equity securities or loans of companies that may be the subject of the transactions contemplated by this Commitment Letter. You hereby waive and release, to the fullest extent permitted by law, any claims you have with respect to any conflict of interest arising from such transactions, activities, investments or holdings, or arising from the failure of LCPI, Lehman Brothers or one or more Senior Lenders or any of their respective affiliates to bring such transactions, activities, investments or holdings to your attention.

           (f) Lehman Brothers also will provide financial advisory services to the Company with respect to the transaction to which this Commitment Letter relates. The Company agrees that Lehman Brothers has the right to place advertisements in financial and other newspapers and journals at its own expense describing its services to the Company; provided that Lehman Brothers will submit a copy of any such advertisements to the Company for its approval, which approval will not be unreasonably withheld or delayed.

           (g) You agree to provide us, prior to the Closing Date, with all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including, without limitation, the U.S.A. Patriot Act.

                  [Remainder of page intentionally left blank]


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
                                                                  EXECUTION COPY

           If you are in agreement with the foregoing, kindly sign and return to us the enclosed copy of this Commitment Letter.

                                      Very truly yours,

                                      LEHMAN COMMERCIAL PAPER INC.


                                      By: /s/ Jeffrey Abt
                                          --------------------------------------
                                          Name:  Jeffrey Abt
                                          Title: Authorized Signatory



                                      LEHMAN BROTHERS INC.


                                      By: /s/ Jeffrey Abt
                                          --------------------------------------
                                          Name:  Jeffrey Abt
                                          Title: Managing Director

Accepted and agreed to as of the
date first above written:


GENTIVA HEALTH SERVICES, INC.


By:  /s/ John R. Potapchuk
     -------------------------------
     Name:John R. Potapchuk
     Title: Senior Vice President &
     Chief Financial Officer












Gentiva Commitment Letter Signature Page

                                                                  EXECUTION COPY

                         EXHIBIT A TO COMMITMENT LETTER
                         ------------------------------

                      SUMMARY OF TERMS OF CREDIT FACILITIES
                      -------------------------------------

           Set forth below is a summary of certain of the terms of the Credit Facilities and the documentation related thereto. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Commitment Letter to which this Summary of Terms is attached and of which it forms a part.

I.      PARTIES
        -------

        BORROWER.....................   Gentiva Health Services, Inc., a
                                        Delaware corporation (the "COMPANY").

        GUARANTORS...................   Each of the Company's direct and
                                        indirect subsidiaries (other than
                                        foreign subsidiaries of the Company)
                                        (the "GUARANTORS"; the Company and the
                                        Guarantors, collectively, the "CREDIT
                                        PARTIES").

        SOLE ARRANGER AND
        SOLE BOOK-RUNNER.............   Lehman Brothers Inc. (in such capacity,
                                        the "ARRANGER").

        SYNDICATION AGENT............   An entity to be designated by the
                                        Arranger (in such capacity, the
                                        "SYNDICATION AGENT").

        DOCUMENTATION AGENT..........   An entity to be designated by the
                                        Arranger (in such capacity, the
                                        "DOCUMENTATION AGENT").

        ADMINISTRATIVE AGENT.........   Lehman Commercial Paper Inc. (in such
                                        capacity, the "ADMINISTRATIVE AGENT").

        SENIOR LENDERS...............   A syndicate of banks, financial
                                        institutions and other entities arranged by the Arranger (collectively, the
                                        "SENIOR LENDERS").

II.     TYPES AND AMOUNTS OF CREDIT FACILITIES
        --------------------------------------

        SENIOR TERM LOAN FACILITY....   Seven-year senior term loan facility
                                        (the "SENIOR TERM LOAN FACILITY") in an
                                        aggregate principal amount equal to
                                        $370.0 million (the loans thereunder,
                                        the "TERM LOANS"). The Term Loans will
                                        be repayable in quarterly installments
                                        equal to 1% per annum, with the
                                        remaining balance due on maturity.

              Availability...........   The Term Loans will be made in a single
                                        drawing on the Closing Date.

              Purpose................   The proceeds of the Term Loans will be
                                        used to finance, in part, the
                                        Acquisition, to refinance certain
                                        existing indebtedness of the Acquired
                                        Business and to pay related fees and
                                        expenses.

        REVOLVING CREDIT FACILITY....   Six-year revolving credit facility (the
                                        "REVOLVING CREDIT FACILITY"; together
                                        with the Senior Term Loan Facility, the
                                        "CREDIT FACILITIES") in an aggregate
                                        principal amount equal to $75.0 million
                                        (the loans thereunder, the "REVOLVING
                                        CREDIT LOANS").

              Availability...........   The Revolving Credit Facility will be
                                        available on a revolving basis during
                                        the period commencing on the day after
                                        the Closing Date and ending on the sixth anniversary of the Closing Date (the
                                        "REVOLVING CREDIT TERMINATION DATE").

              Increased
              Availability...........   The Company will have the right to
                                        solicit commitments for a pre-approved
                                        (but not pre-committed) increase of up
                                        to $25.0 million in the Revolving Credit
                                        Facility. Such increases in the
                                        Revolving Credit Facility may be
                                        provided by existing Senior Lenders or
                                        other persons who become Senior Lenders
                                        in connection therewith and will be
                                        subject to customary price protection.
                                        No Senior Lender will be obligated to
                                        provide any such increase.

              Letters of Credit .....   A portion of the Revolving Credit
                                        Facility not in excess of $55.0 million
                                        will be available for the issuance of
                                        letters of credit (the "LETTERS OF
                                        CREDIT") by one or more Senior Lenders
                                        to be selected in the syndication
                                        process (each such Senior Lender in such capacity, an "ISSUING SENIOR LENDER").
                                        The face amount of any outstanding
                                        Letters of Credit will reduce
                                        availability under the Revolving Credit
                                        Facility on a dollar-for-dollar basis.
                                        No Letter of Credit will have an
                                        expiration date after the earlier of (i) one year after the date of issuance, unless the Issuing Senior Lender otherwise agrees, and (ii) five business days prior to the Revolving Credit
                                        Termination Date.

                                        Drawings under any Letter of Credit will be reimbursed by the Company (whether with its own funds or with the proceeds of Revolving Credit Loans) on the next business day. Each Senior Lender under the Revolving Credit Facility will acquire an irrevocable and unconditional pro rata participation in each Letter of Credit.

              Swing Line Loans.......   A portion of the Revolving Credit
                                        Facility not in excess of an amount to
                                        be agreed will be available for swing
                                        line loans (the "SWING LINE LOANS") from
                                        Lehman Commercial Paper Inc. (in such
                                        capacity, the "SWING LINE SENIOR
                                        LENDER") on same-day notice. Any such
                                        Swing Line Loans will reduce
                                        availability under the Revolving Credit
                                        Facility on a dollar-for-dollar basis.
                                        Each Senior Lender under the Revolving
                                        Credit Facility will acquire an
                                        irrevocable and unconditional pro rata
                                        participation in each Swing Line Loan.

              Maturity...............   The Revolving Credit Termination Date.

              PURPOSE....................   The proceeds of the Revolving Credit
                                            Loans will be used to finance the
                                            working capital needs and for other
                                            general corporate purposes of the
                                            Company and its subsidiaries.

III.    CERTAIN PAYMENT PROVISIONS
        --------------------------

        FEES AND INTEREST RATES..........   As set forth on Annex A-I.

        OPTIONAL PREPAYMENTS AND
              COMMITMENT REDUCTIONS......   Loans may be prepaid and commitments
                                            under the Revolving Credit Facility
                                            may be reduced, in each case, in
                                            minimum amounts to be agreed upon,
                                            at any time, without premium or
                                            penalty (other than customary
                                            indemnification for "breakage costs"
                                            incurred in connection with a
                                            prepayment of Loans on a day other
                                            than the last day of an interest
                                            period with respect thereto).
                                            Optional prepayments of the Term
                                            Loans will be applied to the
                                            installments thereof, first in
                                            direct order of maturity for eight
                                            amortization payments and
                                            thereafter, ratably in accordance
                                            with the then outstanding amounts
                                            thereof and may not be reborrowed.

        MANDATORY PREPAYMENTS AND
              COMMITMENT REDUCTIONS .....   The following amounts will be
                                            applied to prepay the Term Loans,
                                            provided that prior to applying the
                                            provisions outlined below with
                                            respect to the prepayment of Term
                                            Loans, the Company may, at its
                                            option, use such net proceeds or
                                            excess cash flow to repay any
                                            outstanding Revolving Credit Loans:

                                 (i) 50% of the net proceeds of any sale or issuance of equity (other than issuances pursuant to employee stock plans) after the Closing Date by the Company, reducing to zero percent of such net proceeds if, at the time of such sale or issuance, the consolidated total leverage ratio of the Company and its subsidiaries is less than 3.0 to 1.0;

                                 (ii)       100% of the net proceeds of any
                                            issuance or incurrence of
                                            indebtedness (other than
                                            indebtedness otherwise permitted
                                            under the Credit Documentation (as
                                            defined below)) after the Closing
                                            Date by the Company or any of its
                                            subsidiaries;

                                 (iii) 100% of the net proceeds of any sale or other disposition (including as a result of casualty or condemnation) by the Company or any of its subsidiaries of any assets with exceptions for proceeds that are re-invested within 180 days in capital assets or permitted acquisitions (except for the sale of inventory in the ordinary course of business and certain other dispositions to be agreed upon); and

                                 (iv) 50% (reducing to zero percent if the consolidated total leverage ratio of the Company and its subsidiaries as of the applicable fiscal year end is less than 3.0 to 1.0) of excess cash flow (to be defined in a mutually satisfactory manner) for each fiscal year of the Company (commencing with the fiscal year in which the Closing Date occurs).

                                 All such amounts will be applied to the
                                 prepayment of the Term Loans. Each such
                                 prepayment of the Term Loans will be applied to the installments thereof, first in direct order of maturity for eight amortization payments and thereafter, ratably in accordance with the then outstanding amounts thereof and may not be reborrowed.

IV.   COLLATERAL                 The obligations of each Credit Party in respect
      ----------                 of the Credit Facilities and certain interest
                                 rate hedge agreements provided by affiliates of the Senior Lenders will be secured by a perfected first priority security interest
                                 (subject to permitted liens) in all of its tangible and intangible assets (including, without limitation, intellectual property, owned real property, licenses, permits and all of the capital stock of the Company and each of its direct and indirect domestic subsidiaries and 65% of the voting stock and 100% of the non-voting stock of certain of its first-tier foreign subsidiaries), except for those assets as to which the Arranger determines, in its sole discretion, that the costs of obtaining such a security interest are excessive in relation to the value of the security to be afforded thereby.

V.    CERTAIN CONDITIONS
      ------------------

       INITIAL CONDITIONS....... The availability of the Credit Facilities is subject to the conditions set forth on Exhibit B to the Commitment Letter.

       ON-GOING CONDITIONS...... The making of each extension of credit will be conditioned upon (i) the accuracy of all representations and warranties in the definitive financing documentation with respect to the Credit Facilities (the "CREDIT DOCUMENTATION") (including, without limitation, the material adverse change and litigation representations) and (ii) there being no default or event of default in existence at the time of, or after giving effect to the making of, such extension of credit.

VI.  CERTAIN DOCUMENTATION MATTERS          The Credit Documentation will
     -----------------------------          contain representations, warranties,
                                            covenants and events of default
                                            customary for financings of this
                                            type and other terms deemed
                                            appropriate by the Senior Lenders,
                                            including, without limitation:

     REPRESENTATIONS AND WARRANTIES........ Financial statements (including pro forma financial statements); absence
                                            of undisclosed liabilities; no
                                            material adverse change; corporate
                                            existence; compliance with law;
                                            corporate power and authority;
                                            enforceability of Credit
                                            Documentation; no conflict with law
                                            or contractual obligations; no
                                            material litigation; no default;
                                            ownership of property; indebtedness;
                                            liens; intellectual property; taxes;
                                            Federal Reserve regulations; ERISA;
                                            Investment Company Act; licenses;
                                            permits; regulatory approvals;
                                            subsidiaries; environmental matters;
                                            healthcare matters, solvency; labor
                                            matters; accuracy of disclosure; and
                                            creation and perfection of security
                                            interests.

        AFFIRMATIVE COVENANTS.............. Delivery of financial statements, reports, accountants' letters,
                                            projections, budgets and business
                                            plan, officers' certificates and
                                            other information requested by the
                                            Senior Lenders; payment of other
                                            obligations; continuation of
                                            business and maintenance of
                                            existence and material rights and
                                            privileges; compliance with laws and
                                            material contractual obligations;
                                            maintenance of property and
                                            insurance; maintenance of books and
                                            records; right of the Senior Lenders
                                            to inspect property and books and
                                            records; notices of defaults,
                                            litigation and other material
                                            events; compliance with
                                            environmental laws; compliance with
                                            healthcare laws and further
                                            assurances (including, without
                                            limitation, with respect to security
                                            interests in after-acquired
                                            property).

        FINANCIAL COVENANTS................ Financial covenants (including, without limitation, minimum interest
                                            coverage ratio and maximum total
                                            leverage ratio).

        NEGATIVE COVENANTS................. Limitations on: indebtedness
                                            (including preferred stock); liens;
                                            guarantee obligations; mergers and
                                            acquisitions, consolidations,
                                            liquidations and dissolutions; sales
                                            of assets; leases; dividends and
                                            other payments in respect of capital
                                            stock; capital expenditures;
                                            investments, loans and advances;
                                            optional payments and modifications
                                            of subordinated and other debt
                                            instruments; amendments to material
                                            contracts; transactions with
                                            affiliates; sale and leasebacks;
                                            changes in fiscal year; negative
                                            pledge clauses; and changes in lines
                                            of business.

        EVENTS OF DEFAULT.................. Nonpayment of principal when due;
                                            nonpayment of interest, fees or
                                            other amounts after a grace period
                                            to be agreed upon; material
                                            inaccuracy of representations and
                                            warranties; violation of covenants
                                            (subject, in the case of certain
                                            affirmative covenants, to a grace
                                            period to be agreed upon);
                                            cross-default; bankruptcy events;
                                            certain ERISA events; material
                                            judgments; actual or asserted
                                            invalidity of any guarantee or
                                            security document or security
                                            interest; and a change of control
                                            (the definition of which is to be
                                            agreed).

        VOTING............................. Amendments and waivers with respect to the Credit Documentation will
                                            require the approval of Senior
                                            Lenders holding not less than a
                                            majority of the aggregate amount of
                                            the Term Loans, Revolving Credit
                                            Loans (including participations in
                                            Letters of Credit and Swing Line
                                            Loans) and unused commitments under
                                            the Credit Facilities, except that
                                            (i) the consent of each Senior
                                            Lender directly and adversely
                                            affected thereby will be required
                                            with respect to (a) reductions in
                                            the amount or extensions of the
                                            scheduled date of amortization or
                                            final maturity of any loan, (b)
                                            reductions in the rate of interest
                                            or any fee or extensions of any due
                                            date thereof, (c) increases in the
                                            amount or extensions of the expiry
                                            date of any Senior Lender's
                                            commitment, (d) modifications to the
                                            pro rata provisions of the Credit
                                            Documentation or (e) modifications
                                            to the assignment and participation
                                            provisions of the Credit
                                            Documentation which further restrict
                                            assignments thereunder and (ii) the
                                            consent of 100% of the Senior
                                            Lenders will be required with
                                            respect to (a) modifications to any
                                            of the voting percentages and (b)
                                            releases of all or substantially all
                                            of the collateral or all or
                                            substantially all of the Guarantees
                                            other than in accordance with the
                                            provisions of the Credit
                                            Documentation. In addition, the
                                            consent of Senior Lenders holding a
                                            majority of the aggregate amount of
                                            the funded and unfunded commitments
                                            under a Credit Facility will be
                                            required with respect to certain
                                            modifications disproportionately
                                            affecting such Credit Facility.

        ASSIGNMENTS AND PARTICIPATIONS..... Each Senior Lender may assign any or all of its loans and commitments to
                                            its affiliates or to one or more
                                            banks, financial institutions or
                                            other entities. Except for
                                            assignments (i) by or to the
                                            Arranger and its affiliates, (ii) to
                                            another Senior Lender or to an
                                            affiliate of a Senior Lender or
                                            (iii) of funded Term Loans,
                                            assignments will require the consent
                                            of the Administrative Agent and, so
                                            long as no default or event of
                                            default has occurred and is
                                            continuing, the Company (which
                                            consent in each case will not be
                                            unreasonably withheld or delayed).
                                            Non-pro rata assignments will be
                                            permitted. Partial assignments
                                            (other than to another Senior Lender
                                            or to an affiliate of a Senior
                                            Lender), must be at least $1.0
                                            million unless otherwise agreed by
                                            the Company and the Administrative
                                            Agent. Upon assignment, the assignee
                                            will become a Senior Lender for all
                                            purposes under the Credit
                                            Documentation under documentation
                                            reasonably acceptable to the
                                            Administrative Agent. Promissory
                                            notes will be issued under the
                                            Credit Facilities only upon request.

        YIELD PROTECTION................... The Credit Documentation will contain customary provisions (i)
                                            protecting the Senior Lenders
                                            against increased costs or loss of
                                            yield resulting from changes in
                                            reserve, tax, capital adequacy and
                                            other requirements of law and from
                                            the imposition of or changes in
                                            withholding or other taxes and (ii)
                                            indemnifying the Senior Lenders for
                                            "breakage costs" incurred in
                                            connection with, among other things,
                                            any prepayment of a LIBOR Loan (as
                                            defined in Annex A-I) on a day other
                                            than the last day of an interest
                                            period with respect thereto.

        EXPENSES AND INDEMNIFICATION ...... The Company will pay (i) all reasonable out-of-pocket expenses of
                                            the Administrative Agent and the
                                            Arranger associated with the
                                            syndication of the Credit Facilities
                                            and the preparation, negotiation,
                                            execution, delivery and
                                            administration of the Credit
                                            Documentation and any amendment or
                                            waiver with respect thereto
                                            (including the reasonable fees,
                                            disbursements and other charges of
                                            counsel and the charges of
                                            IntraLinks) and (ii) all
                                            out-of-pocket expenses of the
                                            Administrative Agent and the Senior
                                            Lenders (including the fees,
                                            disbursements and other charges of
                                            counsel) in connection with the
                                            enforcement of the Credit
                                            Documentation or in any bankruptcy
                                            case or insolvency proceeding.

                                            The Administrative Agent, the
                                            Syndication Agent, the Arranger and
                                            the Senior Lenders (and their
                                            affiliates and each of their
                                            respective officers, directors,
                                            partners, trustees, employees,
                                            shareholders, advisors, agents,
                                            attorneys and controlling persons
                                            and each of their respective heirs,
                                            successors and assigns) will have no
                                            liability for, and will be
                                            indemnified and held harmless
                                            against, any loss, liability, cost
                                            or expense incurred in respect of
                                            the financing contemplated hereby or
                                            the use or the proposed use of
                                            proceeds thereof (except to the
                                            extent resulting from the gross
                                            negligence or willful misconduct of
                                            the indemnified party).

        GOVERNING LAW AND FORUM...........  State of New York.

        COUNSEL TO THE ADMINISTRATIVE
        AGENT AND THE ARRANGER............. Latham & Watkins LLP.

                                                                  EXECUTION COPY

                                                                       Annex A-I

                                    [Omitted]

                                                                  EXECUTION COPY

                         EXHIBIT B TO COMMITMENT LETTER
                         ------------------------------

                               FUNDING CONDITIONS
                               ------------------

Capitalized terms used but not defined herein have the meanings assigned to them in the Commitment Letter to which this Exhibit B is attached and of which it forms a part. The availability of the Credit Facilities is conditioned upon satisfaction of, among other things, the conditions precedent summarized below.


(a) Each Credit Party shall have executed and delivered definitive financing documentation with respect to the Credit Facilities satisfactory to the Administrative Agent, the Arranger and their counsel.

(b) There shall not exist (pro forma for the Acquisition and the financing thereof) any default or event of default under the Credit Facilities or under any other material indebtedness or agreement of the Company or the Acquired Business.

(c) The Company shall have issued $55.5 million of its common stock to the shareholders of the Acquired Business, on terms reasonably satisfactory to the Arranger. The Capital Structure of the Company and its subsidiaries after the Acquisition shall be as described in the Commitment Letter and otherwise reasonably satisfactory to the Arranger.

(d) The Acquisition shall have been consummated for an aggregate purchase price not exceeding $482.8 million (including fees and expenses not exceeding $22.0 million in the aggregate) pursuant to documentation satisfactory to the Arranger, and no material provision thereof shall have been waived, amended, supplemented or otherwise modified without the consent of the Arranger; it being understood and agreed that the draft Acquisition Agreement dated January 4, 2006 is acceptable to the Arranger.

(e) The Company shall have complied with all of its obligations under and agreements in the Commitment Letter and the Fee Letter.

(f) All governmental, regulatory and third party approvals necessary or, in the discretion of the Arranger, advisable in connection with the Acquisition, the financing contemplated hereby and the continuing operations of the Company and its subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that could reasonably be expected to restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof.

(g) The Arranger shall have received audited and unaudited (which shall have been reviewed by the independent accountants for the Company as provided in Statement on Auditing Standards No. 100) financial statements of the Company, the Guarantors and the Acquired Business and all other completed or probable acquisitions (including pro forma financial statements) meeting the requirements of Regulation S-X for a Form S-1 registration statement under the Securities Act of 1933, as amended and copy of the most recent internal financial projections with respect to fiscal year 2005 for each of the Company and the Acquired Business, and all such financial statements and projections must be satisfactory in form to the Arranger in its sole discretion. Such financial statements shall show a pro forma ratio of total funded debt to pro forma consolidated EBITDA of the Company (calculated in accordance with Regulation S-X and including only those adjustments the Arranger agrees are appropriate) for the most recent twelve-month period for which internal financial statements are available, of no more than 4.50:1.00.

(h) The Arranger shall have received the results of recent lien searches with respect to the Company and the Acquired Business, and such searches shall not reveal any liens other than liens permitted by the Credit Documentation or liens to be discharged substantially concurrently with the closing of the Credit Facilities pursuant to documentation satisfactory to the Arranger.

(i) The Senior Lenders shall have received a customary solvency certificate from the Company's chief financial officer as to the solvency of the Company and such legal opinions from counsel to the Company (including, where appropriate, local counsel) as the Arranger may reasonably request.











                                      B-2